Exhibit 10.12

LONGDUODUO COMPANY LIMITED

419, Floor 4, Comprehensive Building,

Second Light Hospital, Ordos Street,

Yuquan District, Hohhot,

Inner Mongolia, China

Reg. S: Private Offering of Common Stock to Non-U.S. Persons

SUBSCRIPTION AGREEMENT

1. SUBSCRIPTION. The undersigned subscriber (the “Subscriber”) hereby makes application to purchase the number of shares of common stock specified in Section 5 hereof (the “Shares”) to be issued by LONGDUODUO COMPANY LIMITED, a Nevada corporation (the “Company”). The Purchase Price for the Shares will be US$ per Share, as set forth in total in Section 5. The Purchase Price will be paid by wire transfer upon execution of this Agreement by the Subscriber.

2. REPRESENTATIONS OF SUBSCRIBER. The Subscriber represents and warrants to the Company as follows:

(A)	The written information provided to the Subscriber regarding the Company is contained in the 5 page Power Point Presentation dated September 2021 and titled "龙多多健康科技有限公司". The Subscriber is not relying upon any oral statements by the Company or by any other person or other written information in making the decision to purchase the Shares.

(B)	The information provided to the Subscriber about the Company does not include any information about the Company's financial condition or the financial results of its business operations. The Subscriber has decided to purchase the Shares without the benefit of that information.

(C)	The Subscriber (or its principals, if the Subscriber is an entity) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

(D)	The Subscriber is aware that the books and records of the Company will be available for inspection during this offering, upon reasonable notice, during business hours at the Company's place of business.

(E)	The Subscriber has been provided access to any information he requested in evaluating his purchase of the Shares.

(F)	The Subscriber has been presented with the opportunity to ask questions and receive answers from officers of the Company relating to the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of the information made available to the Subscriber.

(G)	To the best of the Subscriber's knowledge based upon appropriate diligence and investigation: (i) none of the cash or property that is paid or contributed to the Company by the Subscriber will be derived from, or related to, any activity that is deemed criminal under United States law or that contravenes any federal, state, foreign or international laws and regulations dealing with money laundering; and (ii) no contribution or payment to the Company by the Subscriber comes from a source which would cause the Company to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

3. ACKNOWLEDGEMENTS BY SUBSCRIBER, The Subscriber acknowledges that the Subscriber is aware of the following facts:

(A)	The Company's common stock is not listed for trading in the United States or in any other jurisdiction. Although the Company intends to take action to cause its common stock to become listed for trading in the United States, factors beyond the control of the Company may delay or prevent the common stock from becoming listed. Unless the common stock becomes listed for trading, there will be no market on which the Subscriber can resell his Shares.

(B)	If a trading market for the Company's common stock does develop, it will be a thin market for an indefinite period of time, with little trading and little liquidity. Therefore, it the Subscriber wants to sell his Shares, there may be no buyer available, or the price offered may be less than the actual value of the Shares.

(C)	There were no shares of the Company's common stock outstanding prior to the commencement of this offering, and there were no other equity securities issued by the Company. The Company intends to sell an indefinite number of shares of its common stock in this offering.

(D)	No public agency has expressed an opinion upon the accuracy or adequacy of any information presented by the Company in connection with this offering or the fairness of the terms of the offering.

(E)	The Company may release confidential information about the Subscriber (and, if the Subscriber is an entity, its record and beneficial owners) to government authorities, if the Company determines in its sole discretion that it is in the best interest of the Company to do so or that such release is required by applicable law.

4. NON-U.S. PERSON. The Company is offering the Shares outside the United States only for purchase by persons who are not U.S. Persons (as defined in Section 902 of Regulation S promulgated by the Securities and Exchange Commission). The Subscriber represents and warrants to the Company that the Subscriber is not a U.S. Person and that the following statements are true:

(A)	The Subscriber is not a resident of the United States or of any territories of the United States and is not a U.S. Person.

(B)	The offer and sale of the Shares has not taken place, and is not taking place, within the United States of America or its territories or possessions. The offer and sale of the Shares has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(C)	The Subscriber is not acquiring the Shares for the account or benefit of any U.S. Person.

(D)	The Subscriber acknowledges and agrees that, pursuant to the provisions of Regulation S, the Shares cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the purchase of the Shares, unless the Shares are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. The Subscriber has not engaged in any hedging transactions with regard to the Shares and will not have a short position in, or other hedged position with respect to, such securities at any time prior to the expiration of the periods restricted under Regulation S (the “Restricted Periods”).

(E)	The Subscriber has not engaged in any "directed selling efforts" (as defined in Regulation S) in the United States regarding the Shares, nor has it engaged in any act intended to or that reasonably might have the effect of preconditioning the U.S. market for the resale of the Shares.

(F)	The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares and understands that the Company will refuse to register any transfer of Shares not made in accordance with applicable U.S. securities laws.

(G)	The Subscriber is not a “distributor” of securities nor a dealer in securities. . The Subscriber acknowledges, understands and agrees that, if the Subscriber should be deemed to be a distributor prior to reselling the Shares to a non-U.S. Person during the Restricted Periods, the Subscriber will send a notice to each new subscriber of the Shares that such new subscriber is subject to the restrictions of Regulation S during the Restricted Periods;

(H)	The Subscriber is purchasing the Shares as principal for its own account, for investment purposes only and not with an intent or view towards further sale or distribution. The Subscriber has not pre-arranged any sale of the Shares to any other person or to return the Shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the Restricted Periods to be covered by delivery of Shares) and is not purchasing the Shares as part of any plan or scheme to evade the registration requirements of the Securities Act and has no plans to enter into any such agreement or arrangement.

(I)	If at any time after the expiration of the Restricted Periods the Subscriber wishes to transfer or attempts to transfer the Shares to a U.S. Person, the Subscriber agrees to notify the Company if at such time it is an "affiliate" of the Company or is then acting as an "underwriter," "dealer" or "distributor" as to such Shares (as such terms are defined in the federal securities laws of the United States or the regulations promulgated thereunder, including, but not limited to, Regulation S), or if such transfer is being made as part of a plan or scheme to evade the registration provisions of the Securities Act.

5. SHARES SUBSCRIBED FOR.  The undersigned subscribes to purchase the following Shares for the following Purchase Price:

_______________ shares of common stock.

$______________ Purchase Price (US$ per share)

6. BINDING EFFECT. This Subscription Agreement is executed this ____ day of __________, 2021, and shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

SUBSCRIBER:

If the Subscriber is an INDIVIDUAL:

Print Name	Print Name (if joint)

Signature of Purchaser	Signature of Joint Purchaser (if any)

Address	Address

U.S. Tax ID (if a U.S. resident)

If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or similar entity:

Name of Entity	Country or State of Organization

By:
	Name:	Address
Title:

U.S. Tax ID (if any)	Address

ACCEPTED BY THE COMPANY THIS_____ DAY OF ________________, 2021 LONGDUODUO COMPANY LIMITED

By:
Zhang Liang President

4